                                                                   Exhibit 10.42


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 31, 2003 (this "Amendment"), is among KEY COMPONENTS, LLC (the "Borrower"), the Lenders (as defined below) signatories hereto and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

  WHEREAS, the Borrower, certain Subsidiaries (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) and other equity holders, as Guarantors, certain financial institutions and other Persons from time to time parties thereto (collectively, the "Lenders"), the Administrative Agent, Societe Generale, as the Syndication Agent, The Bank of New York , as the Documentation Agent, and Wachovia Securities and SG Cowen Securities Corporation, as Co-Arrangers, are parties to the Credit Agreement, dated as of September 29, 2000 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement");

  WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

  WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects (the Existing Credit Agreement, as so amended or otherwise modified by this Amendment, being referred to as the "Credit Agreement");

  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                                     PART I
                                   DEFINITIONS

  SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

  "Administrative Agent" is defined in the preamble.

  "Amendment" is defined in the preamble.

  "Borrower" is defined in the preamble.

  "Credit Agreement" is defined in the third recital.

  "Existing Credit Agreement" is defined in the first recital.

  "Foreign Subsidiary" is defined in Subpart 2.1.1 of the Second Amendment.

  "Lenders" is defined in the first recital.

  "Second Amendment Effective Date" is defined in Subpart 3.1.

  SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                     PART II
                         AMENDMENTS, CONSENT AND WAIVER

  Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

  SUBPART 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.3.

                           SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions therein in the appropriate alphabetical order:

                           "Foreign Subsidiary" means any Subsidiary that is not
                  organized under the laws of any political subdivision of the United States (other than Puerto Rico).

                           "Poly-Scientific Transaction" means the proposed
                  acquisition by the Borrower, or a Subsidiary thereof, of the Poly-Scientific division of Northrop Grumman Corp., which proposed acquisition did not close.

                           "PRC Subsidiary" means Gits Engineered Components
                  Shanghai LLC, a newly formed Subsidiary of the Borrower to be organized under the laws of the People's Republic of China.

                           "Second Amendment" means the Second Amendment, dated
                  as of October 31, 2003, to this Agreement among the Borrower, the Administrative Agent and the Lenders party thereto.

                           "Second Amendment Effective Date" is defined in
Subpart 3.1 of the Second Amendment.

  SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending and restating the grid table included in the definition of "Applicable Margin" to read in its entirety as follows:

                                         Applicable             Applicable           Applicable
           Funded Debt to                Margin For             Margin For           Margin For
            EBITDA Ratio               Base Rate Loans       LIBO Rate Loans       Commitment Fees
     ------------------------------    ---------------       ---------------       ----------------
          Less than 3.50:1                  1.25%                 2.50%                0.375%

      Greater than or equal to              2.00%                 3.25%                0.375%
     3.50:1 and less than 4.00:1

      Greater than or equal to              2.25%                 3.50%                0.500%
     4.00:1 and less than 4.25:1

      Greater than or equal to              2.50%                 3.75%                0.500%
               4.25:1

                           SUBPART 2.1.3. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "EBITDA" appearing therein by (a) deleting the proviso at the end of the clause (i) thereof, (b) deleting the punctuation mark "." appearing at the end of clause (j) thereof and inserting the punctuation mark ";" in replacement therefor and (c) inserting the following immediately after clause (j) thereof:

                           "plus

                  (k) non-recurring charges for such Rolling Period incurred in connection with the Poly-Scientific Transaction on terms agreed to by the Administrative Agent (in its reasonable discretion) (provided that the aggregate amount of such charge shall not exceed $350,000)."

SUBPART 2.2. Amendment to Article VII. Article VII of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.2.1 through 2.2.5.

                  SUBPART 2.2.1. Clause (b)(ii) of Section 7.1.11 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(ii) take any action to perfect the security
                  interest created under the Security Agreements in personal property or other assets of any Foreign Subsidiary under the local law of any of the applicable jurisdictions identified in this Section 7.1.11(b)(ii), which personal property and other assets are located at a place of business of the Borrower or any of its Subsidiaries in the Kingdom of Thailand, the United Mexican States, or the People's Republic of China, so long as the aggregate value of all such personal property and other assets that consist of equipment and inventory (as those terms are used in the U.C.C.) as to which the Lenders do not have a fully perfected security interest under such applicable local law does not exceed, in the case of equipment and inventory located in the United Mexican States, $7,000,000, in the case of equipment and inventory located in the Kingdom of Thailand, $2,500,000, and in the case of equipment and inventory located in the People's Republic of China, $4,500,000."

                  SUBPART 2.2.2. Clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(a) the Interest Coverage Ratio, as of the last day
                  of each Fiscal Quarter falling in the periods set forth below, to be less than the ratio set forth opposite such period:

                   Fiscal Quarters ending                      Minimum Interest
                  in the following periods                       Coverage Ratio
                  ------------------------                     ----------------
           September 30, 2003 through September 29, 2004         2.75 to 1.0
           September 30, 2004 through March 30, 2005             3.00 to 1.0
           March 31, 2005 and thereafter                         4.00 to 1.0"

                  SUBPART 2.2.3. Clause (b) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(b) the Fixed Charge Coverage Ratio, as of the last
                  day of each Fiscal Quarter falling in the periods set forth below, to be less than the ratio set forth opposite such period:

                  Fiscal Quarters ending                       Minimum Interest
                 in the following periods                       Coverage Ratio
                 ------------------------                      ----------------
            September 30, 2003 through March 30, 2005            1.00 to 1.0
            March 31, 2005 and thereafter                        1.10 to 1.0"

                  SUBPART 2.2.4. Clause (c) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(c) the Funded Debt to EBITDA Ratio, as of the last
                  day of each Fiscal Quarter falling in the periods set forth below, to be greater than the ratio set forth opposite such period:

                  Fiscal Quarters ending                   Maximum Funded Debt
                 in the following periods                   to EBITDA Ratio
                 ------------------------                  ------------------
           September 30, 2003 through September 29, 2004      4.25 to 1.0
           September 30, 2004 through March 30, 2005          4.00 to 1.0
           March 31, 2005 and thereafter                      2.75 to 1.0"


                  SUBPART 2.2.5. Section 7.2.7 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "SECTION 7.2.7. Capital Expenditures, etc. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make, without duplication, Capital Expenditures in any Fiscal Year in an aggregate amount in excess of the sum of the following:

                           (a)(i) during each of Fiscal Year 2003 and 2004 an
                  amount equal to $5,500,000 and, (ii) during any Fiscal Year thereafter an amount equal to $7,500,000;

plus

                           (b) any amount permitted to be expended in respect of
                  Capital Expenditures in the immediately preceding Fiscal Year pursuant to clause (a) above but not so expended; provided, however, that any unused amount of Capital Expenditures during Fiscal Year 2002 may not be carried forward to any subsequent period."


                  SUBPART 2.3 Consent and Waiver. The Administrative Agent and the Required Lenders hereby agree to the following consents and waivers with respect to the PRC Subsidiary.

                  SUBPART 2.3.1. Nothwithstanding the provisions of Section
7.2.5. of the Credit Agreement to the contrary, the Borrower and its applicable Subsidiaries may form and make Investments in the PRC Subsidiary; provided that, the aggregate amount of all Investments in all Foreign Subsidiaries (including, without limitation, the initial capitalization thereof) shall not exceed $5,000,000 during the term of the Credit Agreement.

                  SUBPART 2.3.2. Until such date (any such date, the "Trigger Date") as any Foreign Subsidiary is required to take any action to perfect the security interest created under the Security Agreements in personal property or other assets located in the jurisdiction of formation of such Foreign Subsidiary under the local law of such jurisdiction pursuant to clause (b)(ii) of Section
7.1.11 of the Credit Agreement, the Lenders hereby waive compliance by the Borrower and its applicable Subsidiaries with the requirements of Section 7.1.8, solely with respect to its Foreign Subsidiaries. The Borrower hereby agrees to pledge or cause its applicable Subsidiaries to pledge sixty-five (65%) of the Capital Securities of each applicable Foreign Subsidiary within forty-five (45) days of the applicable Trigger Date for such Foreign Subsidiary, if any; provided that such forty-five (45) day period may be extended by the Administrative Agent in its sole discretion.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

  SUBPART 3.1. Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (the "Second Amendment Effective Date") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

                           SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each Borrower, the Administrative Agent and the Required Lenders.

                           SUBPART 3.1.2. Amendment Fee. The Administrative Agent shall have received, for the account of each Lender which shall have executed this Amendment concurrently with or prior to the effectiveness hereof, an amendment fee in an aggregate amount equal to 0.125% of the aggregate amount of each such Lender's Percentage of the Total Exposure Amount.

                           SUBPART 3.1.3. Affirmation and Consent. The
         Administrative Agent shall have received, with counterparts for each Lender, an Affirmation and Consent to this Amendment substantially in the form of Exhibit A hereto, duly executed and delivered by each of the Obligors other than the Borrower.

                           SUBPART 3.1.4. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                     PART IV
                  MISCELLANEOUS; REPRESENTATIONS AND COVENANTS

  SUBPART 4.1. Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Second Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Credit Agreement" shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 11.3 of the Credit Agreement to pay all fees and expenses of the Administrative Agent (including reasonable fees and out-of-pocket expenses of counsel) in connection with this Amendment and other ongoing administration of the Credit Agreement as provided in Section 11.3 of the Credit Agreement since the last invoice it received.

  SUBPART 4.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

  SUBPART 4.3. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

  SUBPART 4.4. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agents and their respective successors and assigns.

  SUBPART 4.5. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuer that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article VI of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Second Amendment Effective Date as if made on the Second Amendment Effective Date and after giving effect to the Second Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default has occurred and is continuing.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

                                    KEY COMPONENTS, LLC


                                    By: /s/ Keith A. McGowan
                                        --------------------
                                         Title: CFO

LENDERS:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      as Administrative Agent and as a Lender


                                    By:
                                       -----------------------------------------
                                         Title:

                                    SOCIETE GENERALE,
                                      as Syndication Agent and as a Lender


                                    By:
                                       -----------------------------------------
                                         Title:

                                    THE BANK OF NOVA SCOTIA


                                    By:
                                       -----------------------------------------
                                         Title:

                                    EUROPEAN AMERICAN BANK


                                    By:
                                       -----------------------------------------
                                         Title:

                                    PROVIDENT BANK OF CINCINNATI


                                    By:
                                       -----------------------------------------
                                         Title:

                                    THE BANK OF NEW YORK, as Documentation
                                    Agent and as a Lender


                                    By:
                                       -----------------------------------------
                                         Title:

                                    CITIZENS BANK OF MASSACHUSETTS


                                    By:
                                       -----------------------------------------
                                         Title:


                                    FLEET CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                         Title:

                                    EAST WEST BANK


                                    By:
                                       -----------------------------------------
                                         Title:

                                    CERES II FINANCE LTD.
                                      By:  Patriarch Partners IX, LLC,
                                           its Managing Agent


                                    By:
                                       -----------------------------------------
                                         Title:

                                    CHARTER VIEW PORTFOLIO
                                    By: INVESCO Senior Secured Management, Inc.
                                             as Portfolio Advisor


                                    By:
                                       -----------------------------------------
                                         Title:

                                    1888 FUND, LTD.


                                    By:
                                       -----------------------------------------
                                         Title:

                                    CALLADIUS CAPITAL


                                    By:
                                       -----------------------------------------
                                         Title:

                                    Exhibit A


                             AFFIRMATION AND CONSENT
                             -----------------------

                                                                October 31, 2003

The Lenders (as defined below) and
Wachovia Bank, National Association,
  as Administrative Agent
One Wachovia Center
301 South College Street
Charlotte, NC  28288

                               KEY COMPONENTS, LLC

Gentlemen and Ladies:

  Reference is made to the Second Amendment (the "Amendment"), dated as of October 31, 2003, to the Credit Agreement, dated as of September 29, 2000 (as amended, restated, supplemented, or otherwise modified, the "Existing Credit Agreement"; the Existing Credit Agreement, as amended, supplemented, amended and restated or otherwise modified by the Amendment, the "Credit Agreement"), among Key Components, LLC, certain Subsidiaries and other equity holders, as Guarantors, certain financial institutions and other Persons from time to time parties thereto (collectively, the "Lenders"), Wachovia Bank, National Association (formerly known as First Union National Bank), as the Administrative Agent, and the other agents and arrangers party thereto. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

  By their signature below, the undersigned Obligors hereby acknowledge and consent to the amendment of the Existing Credit Agreement by, and the terms and provisions thereof as set forth in, the Amendment. Each undersigned Obligor hereby reaffirms the covenants and agreements contained in each Loan Document to which it is a party, including as such covenants and agreements may be modified by the Amendment, this Affirmation and Consent and the transactions contemplated thereby. Each undersigned Obligor hereby further certifies that, as of the date hereof (both before and after giving effect to the effectiveness of the Amendment), the representations and warranties contained in the Loan Documents to which the undersigned is a party are true and correct with the same effect as if made on the date hereof, except to the extent such representations or warranties expressly relate to a date prior to the date hereof (in which case such representations and warranties were true and correct as of such earlier date). Each undersigned Obligor further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the effectiveness of the Amendment, all references in such Loan

Documents to the "Credit Agreement" shall mean the Credit Agreement as in effect and as modified by the Amendment.

  IN WITNESS WHEREOF, the undersigned has caused this Affirmation and Consent to be executed and delivered by its officer hereunto duly authorized as of the date first above written.

                                B.W. ELLIOTT MANUFACTURING CO., LLC
                                HUDSON LOCK, LLC
                                ESP LOCK PRODUCTS, LLC
                                GITS MANUFACTURING COMPANY, LLC
                                ATLANTIC GUEST, INC.
                                MARINE INDUSTRIES COMPANY, LLC
                                TURNER ELECTRIC, LLC
                                KEY COMPONENTS, INC.
                                ACME ELECTRIC CORPORATION



                                By /s/ Keith A. McGowan
                                   ------------------------------
                                     Name: Keith A McGowan
                                     Title:  CFO



                                GUEST BUILDING, L.L.C.,
                                  by ATLANTIC GUEST, INC., its sole member


                                By /s/ Keith A. McGowan
                                   ------------------------------
                                     Name: Keith A. McGowan
                                     Title: CFO